Exhibit 99.1

BAE Systems and Embraer to explore potential defence variants for the Eve eVTOL aircraft

Melbourne, Florida, December 21, 2021 – BAE Systems and Embraer Defense & Security have announced plans to embark on a joint study to explore the development of Eve’s electric Vertical Take Off and Landing (eVTOL) vehicle for the defence and security market.

The joint study builds on Eve’s development for the urban air mobility market and will look at how the aircraft could provide cost-effective, sustainable and adaptable capability as a defence variant.

Engineers from BAE Systems’ Air sector in Lancashire, UK, will work together with the Embraer Defense & Security team based in São José dos Campos, Brazil to explore how a defence variant could be used for a range of applications such as personnel transportation, surveillance and reconnaissance, disaster relief and humanitarian response.

Eve’s eVTOL could help to transform defence operations, whilst reducing their environmental impact – at a much lower operating cost than today’s platforms.

“This collaboration with one of the leading defence companies in the world on this exciting and game-changing technology is in line with our goal to establish strategic partnerships. We look forward to exploring more ways our two organisations can work together and benefit from those rich experiences and reputations. The collaboration allows us to tap into talent from across the globe in our shared interest to develop innovative and sustainable solutions for the skies,” said Jackson Schneider, president and CEO, Embraer Defence & Security.

Ian Muldowney, Chief Operating Officer, BAE Systems Air sector, said: “Bringing together Embraer’s innovative technology in the commercial sector with our extensive defence engineering and systems integration experience will help us to accelerate the pace of new innovations. This joint study is a great example of how we’re delivering against our commitment to collaborate to explore new and sustainable technologies for our customers.”

The all-electric aircraft is part of Embraer’s commitment towards more sustainable aviation and has come out of Eve, an independent company dedicated to accelerating the global Urban Air Mobility (UAM) ecosystem. The joint study directly supports BAE Systems’ strategy to accelerate sustainable technology development through increased investment in research and development, as well as working with industry partners, SMEs and academia.

Notes to editors

The eVTOL is a product that is being developed by Eve UAM, LLC, an Embraer company. Embraer recently entered into a definitive business combination agreement with Zanite Acquisition Corp., a special purpose acquisition company, with the goal of listing Eve on the NYSE.

BAE Systems’ Air sector has agreed to invest $10m into the Eve business and is also working with Embraer Defense & Security on a joint study to explore the joint development of a defence variant.

About BAE Systems

We provide some of the world’s most advanced, technology-led defence, aerospace and security solutions and employ a skilled workforce of some 89,600 people in more than 40 countries. Working with customers and local partners, we develop technology that helps to save lives, protect borders and people, strengthen nations, and keep critical information and infrastructure secure.

About Embraer

A global aerospace company headquartered in Brazil, Embraer has businesses in Commercial and Executive aviation, Defense & Security and Agricultural Aviation. The company designs, develops, manufactures and markets aircraft and systems, providing Services & Support to customers’ after-sales.

Since it was founded in 1969, Embraer has delivered more than 8,000 aircraft. On average, about every 10 seconds an aircraft manufactured by Embraer takes off somewhere in the world, transporting over 145 million passengers a year.

Embraer is the leading manufacturer of commercial jets up to 150 seats and the main exporter of high value-added goods in Brazil. The company maintains industrial units, offices, service and parts distribution centers, among other activities, across the Americas, Africa, Asia and Europe.

For more information, please contact:

Andrea Kay, BAE Systems

M: +44 (0) 7793 423647

E: andrea.kay@baesystems.com

Valtécio Alencar, Embraer S.A.

M: +1 (321) 361-8336

valtecio.alencar@embraer.com

Important Information and Where to Find it

In connection with the proposed business combination among Zanite Acquisition Corp. (“Zanite”), Embraer, Eve and Embraer Aircraft Holding, Inc. (“EAH”), Zanite intends to file with the Securities and Exchange Commission (“SEC”) a preliminary proxy statement relating to the proposed business combination. Zanite will mail a definitive proxy statement and other relevant documents to its stockholders. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. Zanite’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with Zanite’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed business combination and other matters, as these materials will contain important information about Zanite, Eve and the proposed business combination. When available, the definitive proxy statement and other relevant materials for the proposed business combination will be mailed to stockholders of Zanite as of a record date to be established for voting on the proposed business combination. Stockholders of Zanite will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

No Offer or Solicitation

This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an applicable exemption from the registration requirements thereof.

Participants in the Solicitation

Zanite and its directors and executive officers may be deemed participants in the solicitation of proxies from Zanite’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in Zanite is contained in Zanite’s Registration Statement on Form S-1/A and by Zanite’s Current Report on Form 8-K filed on September 15, 2021, each of which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

Eve, Embraer, EAH and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Zanite in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement for the proposed business combination when available.

Additional information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Zanite’s stockholders in connection with the proposed business combination, including a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in Zanite’s proxy statement for the proposed business combination when it is filed with the SEC. Stockholders, potential investors and other interested persons should read the proxy statement carefully when it becomes available before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above.